Exhibit 99.2
™Trademark of Trinseo PLC or its affiliates Third Quarter 2022 Financial Results & Full-Year 2022 OutlookNovember 2, 2022

Introductions & Disclosure Rules

TRINSEO

Introductions

- Frank Bozich, President & CEO
- David Stasse, Executive Vice President & CFO
- Andy Myers, Director of Investor Relations

Disclosure Rules

Cautionary Note on Forward-Looking Statements. This presentation may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like "expect," "anticipate," "intend," "forecast," "outlook," "will," "may," "might," "see," "tend," "assume," "potential," "likely," "target," "plan," "contemplate," "seek," "attempt," "should," "could," "would" or expressions of similar meaning. Forward-looking statements reflect management's evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, our ability to successfully execute our transformation strategy and business strategy; our ability to integrate acquired businesses; global supply chain volatility and increased costs or disruption in the supply of raw materials; increased energy costs or costs for transportation of our products; the nature of investment opportunities presented to the Company from time to time; the outcome of the European Commission's request for information, and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —"Risk Factors" and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, our actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US ("GAAP") including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section and in the accompanying press release.

2

Summary

TRINSEO

Q3 2022 Results	• Net loss from continuing operations of $118 million; Adjusted EBITDA* of negative $37 million • Economic uncertainty and falling raw material prices caused customer destocking and weak demand, particularly in Europe and in global construction and consumer durable applications • Significant margin pressure in Europe from higher energy costs, reduced demand and ample supply
Cash Generation & Liquidity	• Q3 cash provided by operations of $98 million led to Free Cash Flow* of $59 million • Working capital release of $166 million attributed mostly to a sharp decline in raw material costs • Q3 ending cash of $243 million with over $500 million of additional available liquidity under two undrawn, committed financing facilities
2022 Outlook	• Net loss from continuing operations of $126 million to $91 million and Adjusted EBITDA* of $325 million to $375 million • Cash from operations of approximately $150 million and Free Cash Flow* approximately breakeven
Key Initiatives	• Evaluating potential closure of styrene production site in Boehlen, Germany • Optimizing polycarbonate production and supply chain for downstream compounding including potential closure of one PC production line in Stade, Germany – expect lower costs and greatly reduced exposure to the merchant PC market • Evaluating restructuring of PMMA sheet business in North America • Considering capacity reduction of SB latex in Hamina, Finland plant – mid-2023 • Styrenics business sales process remains paused; still integral part of transformation

* See Appendix for a reconciliation of non-GAAP measures

3

Q3 Sales and Volume Summary

TRINSEO

Net sales in $millions
Volume variances exclude Feedstocks segment


Rest of World $34
Sales Volume YoY: (16%)
Asia-Pacific $219
Net Sales Global $1,178
Sales Volume YoY: (16%)
Europe $613
Sales Volume YoY: (22%)
U.S. $313
Sales Volume YoY: 0%

Europe
Weaker demand environment from geopolitical uncertainty and inflationary pressure led to destocking especially in building & construction and consumer durable applications

North America
Resilient demand in automotive and paper & board with lower demand in building & construction and consumer durable applications

Asia
Sequentially similar demand with no significant improvement as COVID-19 lockdowns persisted

4

Sustainability Highlights

TRINSEO

PMMA Chemical Recycling Collaboration Announced with Japan Steel Works Europe



- Japan Steel Works will supply a depolymerization extruder and technology while Trinseo will source PIR/PCR PMMA waste as feedstock to produce recycled MMA
- Recycled MMA will be used in the development of circular PMMA solutions for various applications including automotive, building & construction, lighting, appliances and sanitary ware



Memorandum of Understanding signed with Ferroglobe to jointly develop high-silicon anode solutions for electric vehicle batteries

- Goal of improving battery performance by optimizing battery charge cycles
- Combines Trinseo’s expertise in latex binders solutions with Ferroglobe’s technology of highly purified silicon powder in micrometer and sub-micrometer sizes

Aristech Surfaces named Small Employer of the Year by Disabled American Veterans for its support of military veterans through recruiting, hiring and training practices


DAV
PATRIOT
EMPLOYER
OF THE YEAR
2022

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6Trinseo Q3 2022 Financial Results**From continuing operations; ** See Appendix for a reconciliation of non-GAAP measures •Lower year-over-year volume caused by a combination of geopolitical uncertainty in Europe, continued COVID-19 shutdowns in China, pullback in residential construction in the U.S. and customer destocking amid a weaker economic landscape and steep declines in raw material prices•Higher energy costs and low demand led to significant margin contraction•Q3 results included $24 million unfavorable negative net timing and one-time charges of $23 million related to raw material contract obligations and write-downs for slow-moving inventory ($3.35)($2.91)$2.01 $2.01 Diluted EPSAdj EPS**EPS ($) Q3'22 Q3'21 $1,178 ($118)$1,269 $79 Net SalesNet Income Net Sales & Net Income ($MM) Q3'22 Q3'21 Net Sales ($37)$173 Q3'22Q3'21Adjusted EBITDA** ($MM) VolPriceFXPortfolioTotal(18%)11%(2%)2%(7%)

7Engineered Materials •Adjusted EBITDA impacted by reduced demand, particularly in Europe and in building & construction applications, seasonally lower ammonium sulfate sales, as well as lower margin, including the inability to pass through historically high utility costs•Sales volume of PMMA/ABS co-lamination up 20% year-to-date: a differentiated offering that helps customers achieve their sustainability goals $243$231Q3'22Q3'21Net Sales ($MM) $8$33Q3'22Q3'21Adjusted EBITDA ($MM) 5053Q3'22Q3'21Volume (kt) VolPriceFXPortfolioTotal(13%)8%(1%)11%5% Excluding portfolio change (Aristech Surfaces), volume declined 11%

8Latex Binders •Higher pricing from passthrough of raw material costs and commercial excellence actions•Lower year-over-year volume from demand downturn in residential construction impacted carpet and construction applications•Stable demand for paper & board applications•Volume to CASE applications down 6% year-to-date as growth in Asia was more than offset by reduced demand in Europe $341$316 Q3'22 Q3'21 Net Sales ($MM) $31$37 Q3'22 Q3'21 Adjusted EBITDA ($MM) 132141Q3'22Q3'21Volume (kt) VolPriceFXTotal(6%)19%(4%)8%

9Base Plastics •Lower year-over-year volume from reduced demand, particularly in building & construction and consumer durable applications, and improved supply for ABS and polycarbonate products•Europe margins pressured by low demand and available supply; polycarbonate unable to fully pass through higher energy costs $293$393Q3'22Q3'21Net Sales ($MM) ($15)$88 Q3'22 Q3'21 Adjusted EBITDA ($MM) 100135 Q3'22 Q3'21 Volume (kt) VolPriceFXTotal(27%)5%(4%)(25%)

10Polystyrene •Lower year-over-year volume and margin due to customer destocking and reduced demand for appliances and building & construction applications as well as improved supply, including new capacity in China•Price increase from the pass through of higher styrene cost•Continued, robust growth in recycled-material-containing offerings with margin premium $248$275Q3'22Q3'21Net Sales ($MM) $19$51Q3'22Q3'21Adjusted EBITDA ($MM) 124154Q3'22Q3'21Volume (kt) VolPriceFXTotal(20%)10%0%(10%)

11Feedstocks & Americas Styrenics •Significantly lower margins from weak demand and historically high energy costs in Europe•$23 million unfavorable net timing impact in Q3 2022 ($78)($28)Q3'22Q3'21Adjusted EBITDA ($MM) FEEDSTOCKS AMERICAS STYRENICS $23$17Q3'22Q3'21Adjusted EBITDA ($MM) •Higher year-over-year margins partially offset by lower volume; prior year results included an $8 million impact from Hurricane Ida

$665 $500 $738 $447 202220232024 TermLoan2025SeniorNotes202620272028 TermLoan2029SeniorNotes Debt and Liquidity Overview (as of Sep 30, 2022)12 $243 $150 $369 Cash and Borrowing Facilities ($millions)* Cash On HandAR SecuritizationRevolvingCreditFacility*2026 Revolving Facility with $375.0 million borrowing capacity and available funds of $369.2 million (net of $5.8 million outstanding letters of credit) as well as the Accounts Receivable Securitization Facility with borrowing capacity of $150.0 million. Debt Maturity Schedule ($millions) SeptemberSeptemberMayApril$762MM Combined Cash and Borrowing Facilities

Q4 & FY 2022 Earnings Guidance Update

TRINSEO

- Full-year 2022 net loss from continuing operations of $126 million to $91 million and Adjusted EBITDA of $325 million to $375 million

Fourth Quarter 2022 vs. Prior Quarter

- Similar market conditions are expected to continue in Q4, but significant sequential improvement expected due to:
  - Styrene asset idling with expected sequential benefit of ~$35 million
  - Non-repeating Q3 charges of $23 million for minimum raw material purchase agreement and inventory write-downs
  - Minimal net timing expected following negative $24 million impact in Q3

*For the definition of Adjusted EBITDA, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated November 2, 2022.

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14FY 2022 Cash Flow GuidanceCash from Operations of approximately $150 millionFree Cash Flow* approximately breakeven•Capital Expenditures: $150 million –includes $70 million for ERP implementation and upgrade of plant control rooms•Cash Interest: $110 million•Cash Taxes: $100 million (includes $25 million paid for gain on Synthetic Rubber sale)•Project & One-Time Costs: $60 million •Working capital expected to be positive for full year following large release in the second half of the year from steep raw material price declines, lower sales and inventory control

Appendix

Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	2019	2020	2021	2022 YTD
Engineered Materials	12	13	14	15	12	10	13	16	16	43	53	58	60	60	50	53	51	170	170
Latex Binders	126	128	133	129	135	115	133	131	137	139	141	135	132	138	132	516	514	553	403
Base Plastics	152	145	136	141	131	101	139	140	143	142	135	128	134	120	100	575	511	548	355
Polystyrene	174	149	151	144	152	171	163	160	163	150	154	145	165	141	124	619	645	612	430
Feedstocks	88	66	86	89	72	50	59	66	65	54	49	55	46	54	37	329	247	223	137
Trade Volume (kt)	**552**	**502**	**519**	**518**	**502**	**447**	**507**	**513**	**525**	**528**	**532**	**521**	**539**	**514**	**444**	**2,091**	**1,968**	**2,106**	**1,496**
Engineered Materials	49	51	53	56	48	38	50	60	66	181	231	277	295	301	243	210	195	755	839
Latex Binders	224	230	230	219	219	165	183	200	251	311	316	306	307	354	341	903	767	1,183	1,001
Base Plastics	320	296	272	268	257	151	240	269	329	397	393	379	396	362	293	1,156	918	1,498	1,052
Polystyrene	228	207	198	176	183	156	167	193	267	313	275	264	318	312	248	809	699	1,119	878
Feedstocks	78	65	75	78	56	24	39	47	73	71	55	73	70	97	53	296	166	272	220
Net Sales	**900**	**849**	**827**	**798**	**763**	**534**	**679**	**768**	**986**	**1,274**	**1,269**	**1,298**	**1,387**	**1,426**	**1,178**	**3,374**	**2,745**	**4,827**	**3,990**
Engineered Materials	5	7	9	10	8	5	9	12	8	28	33	26	35	34	8	31	35	95	76
Latex Binders	16	20	20	21	21	16	19	21	17	32	37	20	30	29	31	77	77	106	91
Base Plastics	30	26	26	17	27	(12)	40	50	65	82	88	79	69	46	(15)	99	106	314	100
Polystyrene	17	16	16	6	11	15	20	33	47	51	51	33	45	23	19	54	79	183	87
Feedstocks	17	(1)	(0)	(10)	(17)	(4)	10	14	46	40	(28)	(25)	4	14	(78)	6	3	34	(60)
Americas Styrenics	32	40	26	21	10	14	18	25	23	30	17	22	22	39	23	119	67	93	84
Corporate	(26)	(21)	(19)	(20)	(22)	(17)	(16)	(26)	(22)	(24)	(25)	(24)	(27)	(21)	(24)	(85)	(82)	(96)	(72)
Adjusted EBITDA*	**91**	**87**	**78**	**45**	**38**	**17**	**101**	**130**	**184**	**239**	**173**	**133**	**178**	**164**	**(37)**	**301**	**285**	**729**	**305**
Adj EBITDA Variance Analysis																			
<u>Net Timing** Impacts - Fav/(Unfav)</u>																			
Engineered Materials	(0)	(0)	(0)	(0)	(0)	(1)	0	1	1	1	(0)	0	(0)	0	(1)	(1)	0	2	(1)
Latex Binders	(0)	(1)	1	1	(3)	(2)	(1)	0	(16)	3	2	(2)	3	(3)	7	1	(5)	(13)	7
Base Plastics	(0)	0	0	(0)	(1)	(15)	2	3	5	(1)	(1)	8	11	10	(1)	0	(11)	11	19
Polystyrene	2	(0)	2	(3)	(4)	(3)	1	6	5	1	0	1	5	7	(6)	0	(1)	6	5
Feedstocks	3	1	4	(5)	(7)	(8)	2	15	14	0	(2)	1	13	19	(23)	3	1	13	9
Net Timing Impacts - Fav/(Unfav)**	**4**	**0**	**8**	**(8)**	**(15)**	**(28)**	**3**	**25**	**8**	**5**	**(1)**	**7**	**32**	**33**	**(24)**	**4**	**(16)**	**19**	**40**

*See this Appendix for a reconciliation of non-GAAP measures

**Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

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US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	2019	2020	2021	2022 YTD
Net Income (Loss)	35.8	28.0	22.5	5.7	(36.3)	(128.4)	105.8	66.7	71.5	151.6	93.1	123.8	16.7	37.4	(119.8)	92.0	7.9	440.0	(65.6)
Net Income (Loss) from discontinued operations	0.5	3.7	(0.6)	1.3	33.1	(154.2)	65.6	0.5	5.7	18.6	13.7	122.4	(0.4)	0.3	(1.9)	4.9	(54.8)	160.4	(1.9)
Net Income (Loss) from continuing operations	35.3	24.3	23.1	4.4	(69.4)	25.8	40.2	66.2	65.8	133.0	79.4	1.4	17.1	37.1	(117.9)	87.1	62.7	279.6	(63.7)
Interest expense, net	10.2	9.9	9.3	10.0	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	21.9	25.4	30.4	39.3	43.6	79.4	77.7
Provision for (benefit from) income taxes	11.2	14.9	9.8	(23.2)	42.3	(53.0)	26.9	26.5	20.1	23.3	5.5	22.0	22.6	30.8	(12.1)	12.7	42.7	70.9	41.4
Depreciation and amortization	22.7	23.8	21.9	23.1	24.2	24.3	21.2	22.8	23.1	38.1	49.8	56.4	53.0	48.1	45.9	91.5	92.6	167.5	147.1
EBITDA	79.4	72.9	64.1	14.3	7.4	8.8	98.3	127.1	121.0	216.0	157.7	102.6	114.6	141.4	(53.7)	230.6	241.6	597.4	202.5
Other items	11.0	14.1	13.3	16.9	18.7	3.0	2.6	1.2	2.1	4.8	0.7	12.0	23.4	22.1	14.8	55.4	25.5	19.5	60.1
Restructuring and other charges	0.4	(0.3)	0.2	16.5	1.8	5.4	(0.1)	(1.5)	0.3	6.3	0.2	2.2	0.4	(1.5)	-	16.8	5.6	9.0	(1.0)
Net gain on disposition of businesses and assets	(0.2)	-	-	(0.5)	(0.4)	-	-	-	(0.2)	-	-	(0.4)	(0.3)	(1.5)	-	(0.7)	(0.4)	(0.6)	(1.8)
Acquisition transaction and integration net costs	-	0.7	0.6	(2.2)	0.1	(0.4)	-	9.4	6.0	43.2	13.6	12.5	3.2	2.7	0.4	(0.9)	9.1	75.3	6.2
Acquisition purchase price hedge loss (gain)	-	-	-	-	-	-	-	(7.3)	55.0	(33.0)	-	-	-	-	-	-	(7.3)	22.0	-
European Commission request for information	-	-	-	-	-	-	-	-	-	-	-	-	35.6	-	-				35.6
Asset impairment charges or write-offs	-	-	-	-	10.3	-	-	0.7	-	1.8	1.2	3.8	0.7	1.3	1.9	-	11.0	6.8	3.9
Adjusted EBITDA	90.6	87.4	78.2	45.0	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	177.6	164.5	(36.6)	301.2	285.1	729.4	305.5
Adjusted EBITDA to Adjusted Net Income																			
Adjusted EBITDA	90.6	87.4	78.2	45.0	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	177.6	164.5	(36.6)	301.2	285.1	729.4	305.5
Interest expense, net	10.2	9.9	9.3	10.0	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	21.9	25.4	30.4	39.3	43.6	79.4	77.7
Provision for (benefit from) income taxes - Adjusted	13.1	18.2	20.2	1.2	47.6	(54.7)	26.8	25.3	26.1	33.5	24.7	24.4	25.6	25.7	(9.6)	52.7	44.9	108.7	41.7
Depreciation and amortization - Adjusted	22.2	22.3	20.8	22.7	23.0	23.0	21.2	22.8	23.0	37.4	46.1	52.9	50.9	47.2	45.1	88.0	90.1	159.3	143.2
Adjusted Net Income	45.1	37.0	27.9	11.1	(43.0)	36.8	42.8	69.9	123.1	146.6	79.6	32.6	79.2	66.2	(102.5)	121.2	106.5	382.0	43.0
Wtd Avg Shares - Diluted (000)	*41,762*	*41,104*	*40,410*	*39,434*	*38,632*	*38,289*	*38,421*	*38,954*	*39,479*	*39,647*	*39,517*	*39,483*	*38,139*	*36,996*	*35,176*	*40,710*	*38,581*	*39,573*	*36,927*
Adjusted EPS - Diluted ($)	*1.08*	*0.90*	*0.69*	*0.28*	*(1.11)*	*0.96*	*1.11*	*1.79*	*3.12*	*3.70*	*2.01*	*0.83*	*2.08*	*1.79*	*(2.91)*	*2.98*	*2.76*	*9.65*	*1.16*
Adjustments by Statement of Operations Caption																			
Cost of sales	-	-	-	*0.4*	-	-	-	-	-	*10.1*	*3.5*	*3.5*	-	-	-	0.4	*0.0*	*17.1*	-
SG&A and Other Charges	*11.4*	*14.5*	*14.1*	*33.3*	*30.9*	*8.4*	*1.5*	*10.4*	*8.4*	*41.5*	*14.7*	*27.0*	*63.3*	*24.2*	*17.9*	73.4	*51.2*	*91.6*	*105.2*
Acquisition purchase price hedge (gain) loss	-	-	-	-	-	-	-	*(7.3)*	*55.0*	*(33.0)*	-	-	-	*0.0*	*0.0*	-	*(7.3)*	*22.0*	-
Other expense (income), net	*(0.2)*	-	-	*(3.0)*	*(0.4)*	*(0.4)*	*1.0*	*(0.6)*	*(0.2)*	*4.5*	*(2.5)*	*(0.4)*	*(0.3)*	*(1.1)*	*(0.8)*	(3.2)	*(0.4)*	1.4	*(2.2)*
Total EBITDA Adjustments	*11.2*	*14.5*	*14.1*	*30.7*	*30.5*	*8.0*	*2.5*	*2.5*	*63.2*	*23.1*	*15.7*	*30.1*	*63.0*	*23.1*	*17.1*	*70.6*	*43.5*	*132.1*	*103.0*
Free Cash Flow Reconciliation																			
Cash provided by (used in) operating activities	153.2	80.8	40.9	47.6	(5.8)	81.6	51.9	127.6	51.0	(21.0)	208.2	214.4	(5.1)	(83.0)	97.6	322.5	255.4	452.7	9.4
Capital expenditures	(25.0)	(22.6)	(23.6)	(38.9)	(24.3)	(23.8)	(12.7)	(21.4)	(12.6)	(19.7)	(35.7)	(55.4)	(24.8)	(31.5)	(38.5)	(110.1)	(82.3)	(123.5)	(94.8)
Free Cash Flow	128.2	58.2	17.3	8.7	(30.1)	57.8	39.2	106.2	38.4	(40.7)	172.5	159.0	(29.9)	(114.5)	59.1	212.4	173.1	329.2	(85.4)

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated November 2, 2022. Totals may not sum due to rounding.

17

US GAAP to Non-GAAP Reconciliation

TRINSEO

Profitability Outlook

(In $millions, unless noted)	Year Ended Dec 31, 2022
Adjusted EBITDA	325 - 375
Interest expense, net	(113)
Provision for income taxes	(35) - (50)
Depreciation and amortization	(200)
Reconciling items to Adjusted EBITDA[(1)]	(103)
Net Income (loss) from continuing operations	**(126) - (91)**
Reconciling items to Adjusted Net Income (Loss) [(1)]	107
Adjusted Net Income (Loss)	**(19) - 16**
Weighted avg shares - diluted (MM)	36.3
EPS - diluted ($)	(3.47) - (2.51)
Adjusted EPS ($)	(0.52) - 0.44

Cash Outlook

	Year Ended Dec 31, 2022
Cash From Operations	~150
Capex	~(150)
Free Cash Flow	**~0**

(1) Reconciling items to Adjusted EBITDA and Adjusted Net Income (Loss) are not typically forecasted by the Company based on their nature as being primarily driven by transactions that are not part of the core operations of the business and, as a result, cannot be estimated without unreasonable cost or uncertainty. For potential reconciling items to Adjusted EBITDA and Adjusted Net Income (Loss) during 2022 are not reflected.

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income (Loss) to Adjusted EBITDA and to Adjusted Net Income (Loss), refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated November 2, 2022. Totals may not sum due to rounding.

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